SUPPLEMENT dated August 23, 2021

to the SUMMARY PROSPECTUS, PROSPECTUS

and STATEMENT OF ADDITIONAL INFORMATION

dated May 1, 2021
of

The Value Line Tax Exempt Fund, Inc.

(Ticker Symbol: VLHYX)

The Summary Prospectus, Prospectus and Statement of Additional Information dated May 1, 2021 of The Value Line Tax Exempt Fund, Inc. (the “Fund”) is hereby revised as follows:

The Board of Directors of the Fund (the “Board”) has approved the liquidation and subsequent termination of the Fund pursuant to a Plan of Liquidation and Termination (the “Plan”). The Board will soon begin soliciting proxies for a Special Meeting of Shareholders of the Fund, scheduled to be held on October 25, 2021, to vote on the Plan.

In anticipation of the potential liquidation, no new shareholders will be eligible to invest in the Fund as of the date of this Supplement through the date of the Meeting and, if liquidation is approved, through the Fund’s termination. In connection with winding up the Fund’s affairs and liquidating all of its assets, the Fund may depart from its stated investment objective and policies and may hold a significant portion of its total assets in cash, U.S. Government securities and other short-term debt instruments.

If approved, the Fund’s payment of liquidating distributions to shareholders is expected to occur shortly after the Meeting, likely on or about the end of October 2021. Please contact 1-800-243-2729 (toll-free) or your broker for more information.